BALANCE SHEETS (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
ASSETS
Cash and cash equivalents	$ 193	$ 5,245	$ 100
Changes in Accounts Receivable	(2,600)
Total current assets	2,793	5,245	100
Software, net	3,595	4,495
Total Assets	6,388	9,740	100
LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts payable and accrued liabilities	1,500	4,750
Unearned income		1,300
Loans from related party - director and stockholder	57,296	30,247	369
Total current liabilities	58,796	36,297	369
Total liabilities	58,796	36,297	369
Stockholders' Deficit:
Common stock, par value $.0001 per share, 200,000,000 shares authorized; 9,756,000 and 7,750,000 shares issued and outstanding, respectively	976	976	775
Additional paid-in capital	33,799	33,799
Deficit accumulated during the development stage	(87,183)	(61,332)	(1,044)
Total stockholders' deficit	(52,408)	(26,557)	(269)
Total Liabilities and Stockholders' Deficit	$ 6,388	$ 9,740	$ 100